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                                                                      EXHIBIT 25


                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                           -----------------------

                                  FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                         ---------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                     U.S. BANK TRUST NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                  13-3781471
                              (I. R. S. Employer
                             Identification No.)


    100 Wall Street, New York, NY                                    10005
(Address of principal executive offices)                           (Zip Code)

                          -------------------------

                          For information, contact:
                       Patrick Crowley, Vice President
                     U.S. Bank Trust National Association
                         100 Wall Street, 16th Floor
                              New York, NY 10005
                          Telephone: (212) 361-2505

                              MERCK & CO., INC.
             (Exact name of obligor as specified in its charter)

New Jersey                                                   22-1109110
(State or other jurisdiction of                              (I. R. S. Employer
incorporation or organization)                               Identification No.)

P.O. Box 100                                                 08889-0100
One Merck Drive
Whitehouse Station, New Jersey
(Address of principal executive offices)                     (Zip Code)

                               ---------------

                               DEBT SECURITIES


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Item 1.           GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.


                             Name                                    Address
                             ----                                    -------

                       Comptroller of the Currency             Washington, D. C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.            LIST OF EXHIBITS.

         Exhibit 1. Articles of Association of U.S. Bank Trust National
                    Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

         Exhibit 2. Certificate of Authority to Commence Business for First
                    Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization to exercise corporate trust powers for U.S.
                    Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

         Exhibit 4. By-Laws of U.S. Bank Trust National Association,
                    incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

         Exhibit 5. Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association
                    now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of U.S. Bank Trust National
                    Association, as of the close of business on June
                    30, 2001, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8. Not applicable.

         Exhibit 9. Not applicable.









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                                  SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of October, 2001.

                                                       U.S. BANK TRUST
                                                     NATIONAL ASSOCIATION



                                                     By: /s/ Adam Berman
                                                         ----------------------
                                                             Adam Berman
                                                             Trust Officer



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                                                                      Exhibit 7
                                                                      ---------
                     U.S. BANK TRUST NATIONAL ASSOCIATION
                       STATEMENT OF FINANCIAL CONDITION
                               AS OF 6/30/2001

                                   ($000`S)

                                                                   6/30/2001
                                                               ---------------
ASSETS
     Cash and Due From Depository Institutions                      $61,287
     Fixed Assets                                                       459
     Intangible Assets                                               52,475
     Other Assets                                                    12,767
                                                               ---------------
         TOTAL ASSETS                                              $126,988


LIABILITIES
     Other Liabilities                                              $10,979
                                                               ---------------
     TOTAL LIABILITIES                                              $10,979

EQUITY
     Common and Preferred Stock                                      $1,000
     Surplus                                                        120,932
     Undivided Profits                                              (5,923)
                                                               ---------------
         TOTAL EQUITY CAPITAL                                       $116,009

TOTAL LIABILITIES AND EQUITY CAPITAL                                $126,988


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To the best of the undersigned`s determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:      /s/ Adam Berman
         ----------------------
         Trust Officer

Date:  October 30, 2001